UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-07959



                              Advisors Series Trust
               (Exact name of registrant as specified in charter)



                            615 East Michigan Street
                               Milwaukee, WI 53202
               (Address of principal executive offices) (Zip code)



                                 Eric M. Banhazl
                              Advisors Series Trust
                       2020 East Financial Way, Suite 100
                               Glendora, CA 91741
                     (Name and address of agent for service)



                                 (414) 765-5344
               Registrant's telephone number, including area code



Date of fiscal year end: June 30, 2003
                         -------------



Date of reporting period:  June 30, 2003
                           -------------

Item 1. Report to Stockholders.


                                 McCarthy Fund
                                     (MGAMX)


                                     [LOGO]

                                  McCARTHY FUND

                                  Annual Report
                                  June 30, 2003


                                  McCarthy Fund
                       A Series of Advisors Series Trust
                                     (MGAMX)
                   Annual Letter to Shareholders June 30, 2003

Dear Fellow Shareholder:

The McCarthy Fund's performance for various periods ended June 30, 2003, and the performance for the Standard & Poor's 500 Index are shown below:

              Time                 McCarthy   Standard & Poor's        MGAMX
             Period                  Fund        500 Index          Versus Index
             ------                  ----        ---------          ------------
Three months ended June 30, 2003    23.00%         15.39%              +7.61%
Six months ended June 30, 2003      13.16%         11.76%              +1.40%
Year ended June 30, 2003             7.87%          0.25%              +7.62%
Annualized from August 6,
  2001 inception                    (6.50)%        (8.92)%             +2.42%

"I am extraordinarily patient, provided I get my own way in the end." Margaret Thatcher

The stock market gains for the second quarter and year-to-date 2003 contrast with the frustrating losses during 2002. With war, corporate governance issues, and a sluggish economy, investors with the patience to remain invested in stocks should be complimented for their discipline. The McCarthy Fund gained 7.87% for the year ended June 30, 2003. The Standard & Poor's 500 stock index gained 0.25% for the same period. Since inception of the McCarthy Fund, the annualized return of the Fund is 2.42% per year better than the Index. We are pleased with the Fund's recent performance and look forward to a day we can report absolute annualized gains since inception.

"That's the secret to life...  replace one worry with  another....  " Charles M.
Schulz, Charlie Brown

Charlie Brown must be an investor. As worries about the war in Iraq, North Korea, and corporate governance issues eased, a new crop of worries was planted. The aftermath of war in Iraq brings fear that U.S. troops will be mired there for years. With the recent stock market rally, stock market "valuation" is receiving press as a new worry. How things change! To worry about valuation was unthinkable during the "go-go" time of the technology bubble. Stock market investors will always have worries. In fact, as contrarians, an absence of investor worries would really worry us! Generally, the market has discounted the known worries, and it is the unknown that typically has the largest impact on investments. It is our job to navigate the "worry labyrinth" and invest in businesses that survive and prosper despite our changing world.

"The future ain't what it used to be." Yogi Berra

We disagree. Many pundits have predicted that future stock market returns will dramatically lag historical long-term stock market returns. Predictions of 5% to 7% average return in future years are common. The pundits may be right or wrong in their predictions. McCarthy Fund shareholders should recognize, however, that the Fund portfolio is comprised of individual businesses and not the "stock market". The individual businesses have been selected under an investment discipline that anticipates compelling appreciation potential at the time of purchase. It is clearly easier to generate high returns when the stock market is in a bull market mode. We remain convinced that a patient investor can generate good returns over a market cycle by investing in companies that generate high returns on capital and generous cash flow that is allocated for the benefit of shareholders. In summary, we are not ready to endorse the low stock market return predictions.

Recent additions to the McCarthy Fund portfolio:

     o AdvancePCS, the largest pharmacy benefits management company in the U.S.
     o Concord EFS, Inc., a transaction-processing firm being acquired by First Data Corp.
     o    Laz-Z-Boy, Inc., the well-known furniture manufacturer
     o Laboratory Corporation of America Holdings, an independent clinical laboratory company
     o Omnicare, Inc., a provider of pharmacy services to long-term care facilities

Recent eliminations from the McCarthy Fund portfolio:

     o Applebee's International, Advent Software, Citizens Communications, Energen Corp., Factset Research Systems, Hudson Highland Group, Monster Worldwide, Inc., and R.H. Donnelley Corp were sold as they achieved our valuation targets.

     o Biogen, Inc., U.S. Bancorp, and Valassis Communications were sold based on our judgment that fundamentals were deteriorating or to replace the positions with more compelling investment opportunities.

The companies that comprise the Fund's top ten holdings are listed on the following page.

Thank you again for being our partners in the McCarthy Fund! Our team at the McCarthy Fund invests its money in the Fund, not like the Fund. We believe our investment in the Fund properly aligns our interests with yours now and in the future.

Sincerely,
McCarthy Group Asset Management, Inc.

Richard L. Jarvis                               Art N. Burtscher
Chairman - Chief Investment Officer             President


Past performance of the Fund and the S&P 500 Index is not indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy. Indexes are not available for direct investment and do not incur expenses. Annualized return is from inception through the most recent calendar quarter end (06/30/03). Fund sector allocations and portfolio holdings are subject to change and are not recommendations to buy or sell any security. The information contained in this report is authorized for use when proceeded or accompanied by a prospectus for the McCarthy Fund, which includes more complete information on the charges and expenses related to an ongoing investment in the Fund. Please read the prospectus carefully before you invest or send money. The Fund is distributed by Quasar Distributors, LLC. 08/03

--------------------------------------------------------------------------------
                              TEN LARGEST HOLDINGS
                (Represent 36.1% of Net Assets at June 30, 2003)
--------------------------------------------------------------------------------

Laboratory Corporation of America (LH)                                      4.8%
An independent clinical laboratory company that offers different clinical laboratory tests which are used by the medical profession in routine testing, patient diagnosis, and in the monitoring and treatment of disease.

Tyco International Ltd. (TYC)                                               4.6%
Diversified manufacturing and service company that provides electrical and electronic components, energy solutions, and power products; operates and maintains undersea cable communications systems; installs and services fire detection and suppression systems; provides electronic security systems; specialty valves; and disposable medical supplies and other specialty products.

AOL Time Warner (AOL)                                                       4.3%
Diversified media and communications company. Business segments consist of America Online (internet), Cable Television, Filmed Entertainment, Networks, Music, and Publishing.

Liberty Media Corp Cl A (L)                                                 4.2%
Holding company with subsidiaries and investments operating in the media, communications, and entertainment industries. Brands and investments include Encore, STARZ!, Discovery, TV Guide, Fox, USA, QVC, AOL, CNN, TBS, Motorola, and Sprint PCS.

Washington Mutual, Inc. (WM)                                                4.1%
Financial services company that serves consumers and small- to mid-sized businesses. Through its subsidiaries, Washington Mutual engages in consumer banking, mortgage banking, commercial banking, financial services, and consumer finance.

Cendant Corp. (CD)                                                          3.7%
A provider of travel related, real estate related and direct marketing consumer and business services, including real estate brokerage businesses, lodging facilities, rental car business, and financial services through a network of companies. Cendant brand names include Century 21, Coldwell Banker, Amerihost Inn, Days Inn, Howard Johnson, Knights Inn, Ramada Inn, Super 8, Travelodge, Villager, Wingate Inn, Fairfield Resorts, Trendwest, Avis Rental Car, Budget Rental Car, Jackson Hewitt Tax Services, Galileo International, Trip.com and Cheaptickets.com.

Apogent Technologies,  Inc. (AOT)                                           2.9%
Designs, manufactures, and markets value-added laboratory and life science products for the clinical, research, and industrial markets worldwide.

Waste Management, Inc. (WMI)                                                2.6%
World's largest provider of solid waste services such as collection, transfer, disposal, and recycling.

Republic Services, Inc. (RSG)                                               2.6%
Third largest U.S. provider of non-hazardous solid waste services such as collection, transfer, disposal, and recycling.

Devon Energy Corporation (DVN)                                              2.3%
An independent energy company engaged primarily in oil and gas exploration, development and production, and in the acquisition of producing properties.

Portfolio holdings are as of 6/30/03, are subject to change and should not be considered recommendation to buy or sell any security.


{LINE CHART}

 Comparison of the change in value of a $10,000 investment in the McCarthy Fund versus the S&P 500 Composite Index

                McCarthy        S&P
    Date          Fund        500 Index
---------------------------------------
  8/6/01        10,000         10,000
 9/30/01         8,950          8,691
12/31/01        10,389          9,620
 3/31/02         9,796          9,646
 6/30/02         8,160          8,353
 9/30/02         6,916          6,910
12/31/02         7,779          7,493
 3/31/03         7,517          7,257
 6/30/03         8,803          8,374


                                            Annualized Return  Cumulative Return
Average Annual Total Return One Year Return Since Inception    Since Inception
McCarthy Fund                         7.87%         (6.50)%           (11.97)%
S&P 500 Index                         0.25%         (8.92)%           (16.26)%

The fund commenced operations on August 6, 2001.

Past performance is not predictive of future performance. Share value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than the original investment. The returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or the redemption of fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500 Composite Stock Price Index is an unmanaged capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

Average annual total return represents the average change in account value over the periods indicated.

--------------------------------------------------------------------------------
                            SCHEDULE OF INVESTMENTS
                                at June 30, 2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shares      COMMON STOCKS: 86.84%                                 Market Value
--------------------------------------------------------------------------------
            Banks: 4.14%
26,088      Washington Mutual, Inc.                             $    1,077,434
                                                                ---------------
            Broadcast Service/Program: 4.22%
95,140      Liberty Media Corp. - Class A*                           1,099,818
                                                                ---------------
            Building & Construction - Miscellaneous: 2.11%
16,004      Insituform Technologies, Inc. - Class A*                   282,951
12,804      Universal Forest Products, Inc.                            268,116
                                                                ---------------
                                                                       551,067
                                                                ---------------
            Cable TV: 1.98%
72,846      Charter Communications, Inc. - Class A*                    289,199
17,174      Insight Communications Company, Inc.*                      226,353
                                                                ---------------
                                                                       515,552
                                                                ---------------
            Commercial Services: 5.32%
39,400      Concord EFS, Inc. *                                        579,968
16,899      Convergys Corp.*                                           270,384
14,604      NCO Group, Inc.*                                           261,558
19,300      Quintiles Transnational Corp. *                            273,867
                                                                ---------------
                                                                     1,385,777
                                                                ---------------
            Computer Services: 0.45%
4,140       The Reynolds & Reynolds Co. - Class A                      118,238
                                                                ---------------
            Consulting Services: 0.74%
15,200      Right Management Consultants*                              192,280
                                                                ---------------
            Consumer Products/Miscellaneous: 0.78%
4,100       The Scotts Co. - Class A*                                  202,950
                                                                ---------------
            Data Processing/Management: 1.50%
34,012      eFunds Corp.*                                              392,158
                                                                ---------------
            Decision Support Software: 1.17%
19,700      NetIQ Corp.                                                304,562
                                                                ---------------
            Diversified Operations: 8.94%
52,075      Cendant Corp.*                                             954,014
11,868      FirstService Corp.*#                                       183,930
62,731      Tyco International Ltd. #                                1,190,634
                                                                ---------------
                                                                     2,328,578
                                                                ---------------
                       See notes to financial statements.

                  SCHEDULE OF INVESTMENTS (Continued) at June 30, 2003
-------------------------------------------------------------------------------
Shares      COMMON STOCKS: 86.84% (Continued)                     Market Value
-------------------------------------------------------------------------------
              Electric - Integrated: 1.15%
18,468        Westar Energy, Inc.                               $      299,736
                                                                ---------------
              Enterprise Software - Services: 1.98%
40,000        3Com Corp. *                                             187,200
106,906       Novell, Inc.*                                            329,270
                                                                ---------------
                                                                       516,470
                                                                ---------------
              Food: 3.63%
8,200         Fresh Del Monte Produce, Inc. #                          210,658
16,666        Safeway, Inc.*                                           340,986
23,648        The Kroger Co.*                                          394,449
                                                                ---------------
                                                                       946,093
                                                                ---------------
              Home Furnishings:          0.78%
9,100         La-Z-Boy, Inc.                                           203,658
                                                                ---------------
              Identification Systems/Development: 0.26%
6,095         Paxar Corp.*                                              67,045
                                                                ---------------
              Insurance: 5.21%
229           Berkshire Hathaway Inc. - Class B*                       556,470
11,700        Horace Mann Educators Corp.                              188,721
7,125         Protective Life                                          190,594
              Corp.
11,349        Torchmark Corp.                                          422,750
                                                                ---------------
                                                                     1,358,535
                                                                ---------------
              Media: 4.29%
69,400        AOL Time Warner,    Inc.*                              1,116,646
                                                                ---------------
              Medical - Drugs:    5.04%
5,500         AdvancePCS *                                             210,265
30,043        Applera Corp. - Celera Genomics Group*                   310,044
8,516         Merck & Co., Inc.                                        515,644
17,682        Perrigo Co.                                              276,547
                                                                ---------------
                                                                     1,312,500
                                                                ---------------
              Medical - Information Systems: 0.95%
13,739        IMS Health, Inc.                                         247,165
                                                                ---------------
              Medical - Instruments: 5.08%
38,101        Apogent Technologies, Inc.*                              762,020
6,918         Cantel Medical Corp.*                                     92,840
13,120        CONMED Corp.*                                            239,571

                       See notes to financial statements.

                  SCHEDULE OF INVESTMENTS (Continued) at June 30, 2003
-------------------------------------------------------------------------------
Shares      COMMON STOCKS: 86.84% (Continued)                     Market Value
-------------------------------------------------------------------------------
            Medical - Instruments:   5.08% (Continued)
8,842       Vital Signs, Inc.                                   $       229,538
                                                                ---------------
                                                                      1,323,969
                                                                ---------------
            Medical - Labs and Testing Services: 4.78%
41,300      Laboratory Corporation of America Holdings *              1,245,195
                                                                ---------------
            Oil - Exploration & Production: 6.27%
6,043       Apache Corp.                                                393,158
11,292      Devon Energy Corp.                                          602,993
8,247       Newfield Exploration Co.*                                   309,675
7,814       Stone Energy Corp.*                                         327,563
                                                                ---------------
                                                                      1,633,389
                                                                ---------------
            Pharmacy Services:     0.90%
6,900       Omnicare, Inc.                                              233,151
                                                                ---------------
            Physician Practice Management: 1.44%
46,735      Orthodontic Centers of America,  Inc.*                      374,347
                                                                ---------------
            Real Estate Investment Trusts: 4.10%
5,102       AMB Property Corp.                                          143,723
4,900       Archstone-Smith Trust                                       117,600
1,759       Avalonbay Communities,   Inc.                                75,004
3,800       Boston Properties, Inc.                                     166,440
5,400       Federal Realty Investment Trust                             172,800
11,400      Host Marriott Corp.*                                        104,310
4,000       Simon Property Group,  Inc.                                 156,120
3,000       Vornado Realty Trust                                        130,800
                                                                ---------------
                                                                      1,066,797
                                                                ---------------
            Retail: 1.02%
6,623       Zale Corp.*                                                 264,920
                                                                ---------------
            Steel Pipe & Tube: 0.99%
21,400      The Shaw Group, Inc.*                                       257,870
                                                                ---------------
            Telecommunications:    1.66%
14,271      Comverse Technology,   Inc.*                                214,493
13,858      Intrado, Inc.*                                              218,818
                                                                ---------------
                                                                        433,311
                                                                ---------------
            Toys: 0.69%
9,547       Mattel, Inc.                                                180,629
                                                                ---------------

                       See notes to financial statements.

                  SCHEDULE OF INVESTMENTS (Continued) at June 30, 2003
--------------------------------------------------------------------------------
Shares      COMMON STOCKS: 86.84% (Continued)                     Market Value
--------------------------------------------------------------------------------
            Waste Disposal: 5.27%
30,334      Republic Services, Inc.*                            $       687,672
28,500      Waste Management, Inc.                                      686,565
                                                                ---------------
                                                                      1,374,237
                                                                ---------------
            TOTAL COMMON STOCKS
            (cost $21,213,385)                                       22,624,077
                                                                ---------------
            PREFERRED STOCKS: 0.01%
9,000       Acceptance Insurance Companies, Inc.*
            (cost $225,000)                                               1,890
                                                                ---------------

            SHORT-TERM INVESTMENT: 13.97%
3,638,241   Federated Cash Trust Series II
            (cost $3,638,241)                                         3,638,241
                                                                ---------------
            TOTAL INVESTMENTS IN SECURITIES: 100.82%
            (cost $25,076,626)                                       26,264,208
            Liabilities in Excess of Other Assets: (0.82%)             (213,253)
                                                                ---------------
            NET ASSETS: 100.00%                                 $    26,050,955
                                                                ================


*    Non-income producing security.
#    U.S. security of foreign issuer.

                       See notes to financial statements.

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
                                at June 30, 2003
--------------------------------------------------------------------------------

ASSETS
    Investments, at market value (cost $25,076,626)             $    26,264,208
    Receivables:
    Fund shares issued                                                    4,900
    Dividends receivable                                                 15,049
    Prepaid expenses                                                      6,509
                                                                ---------------
    Total Assets                                                     26,290,666
                                                                ---------------
LIABILITIES
    Payables:
    Securities purchased                                                197,527
    Fund shares redeemed                                                  3,031
    Due to advisor                                                        1,485
    Due to custodian                                                      5,941
    Due to administrator                                                  3,221
    Due to fund accounting                                                2,403
    Due to transfer agent                                                 1,938
    Accrued expenses                                                     24,165
                                                                ---------------
        Total Liabilities                                               239,711
                                                                ---------------
NET ASSETS                                                      $    26,050,955
                                                                ================

    Net asset  value,  offering and  redemption  price per share
    [$26,050,955  /  2,969,562  shares  outstanding;   unlimited
    number of shares (par value $0.01) authorized]              $          8.77
                                                                ================
COMPONENTS OF NET ASSETS
    Paid-in capital                                             $    27,665,542
    Accumulated net realized loss on investments                     (2,802,169)
    Net unrealized appreciation on investments                        1,187,582
                                                                ---------------
        Total Net Assets                                        $    26,050,955
                                                                ================

                       See notes to financial statements.
--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
                        For the Year Ended June 30, 2003
--------------------------------------------------------------------------------
INVESTMENT INCOME
    Dividend income                                             $       214,539
                                                                ---------------
EXPENSES
    Advisory fees (Note 3)                                              231,373
    Administration fees (Note 3)                                         37,275
    Fund accounting fees                                                 27,105
    Transfer agent fees                                                  26,040
    Professional fees                                                    20,193
    Custody fees                                                         16,565
    Shareholder reporting                                                 8,840
    Registration fees                                                     6,570
    Trustee fees                                                          6,570
    Miscellaneous                                                         3,285
    Insurance                                                             1,460
                                                                ---------------
    Total expenses                                                      385,276
    Less: advisory fee waiver (Note 3)                                  (80,837)
                                                                ---------------
    Net expenses                                                        304,439
                                                                ---------------
NET INVESTMENT LOSS                                                     (89,900)
                                                                ---------------
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
    Net realized loss on investments                                 (1,407,396)
    Net change in unrealized appreciation on investments              2,900,083
                                                                ---------------
    Net realized and unrealized gain on investments                   1,492,687
                                                                ---------------
    Net increase in net assets resulting from operations        $     1,402,787
                                                                ================

                       See notes to financial statements.

-------------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------
                                                         Year Ended      Period Ended
                                                      June 30, 2003    June 30, 2002*
                                                      -------------    --------------
OPERATIONS
    Net investment (loss) / income                     $   (89,900)          $ 35,894
    Net realized loss on investments                    (1,407,396)       (1,394,470)
    Change in net unrealized
       appreciation/(depreciation) on investments         2,900,083       (1,712,501)
                                                        -----------       -----------
        Net increase/(decrease) in net assets
           resulting from operations                      1,402,787       (3,071,077)
                                                        -----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income                                   --          (44,980)
    From net realized gains                                      --          (22,042)
                                                        -----------       -----------
        Total decrease in net assets
           resulting from distributions                          --          (67,022)
                                                        -----------       -----------
TRANSACTIONS IN SHARES OF
 BENEFICIAL INTEREST
    Net (decrease)/increase in net assets derived
       from net change in outstanding shares (a)        (1,603,059)        29,389,326
                                                        -----------       -----------
        Total (decrease)/increase in net assets           (200,272)        26,251,227

NET ASSETS
    Beginning of period                                  26,251,227                --
                                                        -----------       -----------
    End of period                                       $26,050,955       $26,251,227
                                                        ===========       ===========

(a) A summary of shares transactions is as follows:


                                               Year Ended                  Period Ended
                                              June 30, 2003               June 30, 2002*
                                           -------------------        ------------------------
                                           Shares        Value        Shares             Value
                                           ------        -----        ------             -----
Shares sold                               523,579  $ 3,990,322     3,256,949       $29,651,582
Shares issued in reinvestment
   of distributions                           --          --          6,685            66,980
Shares redeemed                         (782,737)  (5,593,381)      (34,915)         (329,236)
                                        ---------  -----------      --------         ---------
Net (decrease)/increase                 (259,158) $(1,603,059)     3,228,719       $29,389,326
                                        =========  ===========     =========        ==========

* Commenced operations on August 6, 2001.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

For a fund share outstanding throughout the period

                                                                 Year Ended      Period Ended
                                                              June 30, 2003    June 30, 2002*
                                                              -------------    --------------
Net asset value, beginning of period                                 $ 8.13            $10.00
                                                                     ------            ------
Income from investment operations:
Net investment (loss)/income                                          (0.03)             0.02
Net realized and unrealized gain/(loss) on investments                 0.67             (1.85)
                                                                     ------             ------
    Total from investment operations                                   0.64             (1.83)
                                                                     ------             ------

Less distributions to shareholders:
From net investment income                                               --             (0.03)
From net realized gains                                                  --             (0.01)
                                                                     ------             ------
     Total decrease from distributions                                   --             (0.04)
                                                                     ------             ------
Net asset value, end of period                                       $ 8.77            $ 8.13
                                                                     ======            ======

Total return                                                           7.87%           (18.40%)(1)

Supplemental data and ratios:
Net assets, end of period (in millions)                              $26.1             $26.3
Ratio of net expenses to average net assets:
   Before expense reimbursement                                        1.58%             1.85%(2)
   After expense reimbursement                                         1.25%             1.25%(2)
Ratio of net investment (loss)/income
 to average net assets:
   Before expense reimbursement                                       (0.70%)           (0.41%)(2)
   After expense reimbursement                                        (0.37%)            0.19%(2)
Portfolio turnover rate                                                  58%              46%(1)

*    Commenced operations on August 6, 2001.
1    Not annualized.
2    Annualized.

                       See notes to financial statements.
--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2003
--------------------------------------------------------------------------------
NOTE 1 - ORGANIZATION
     The McCarthy Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund commenced operations on August 6, 2001. The investment objective of the Fund is to seek long-term growth of capital. The Fund pursues this objective by investing primarily in equity securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. Securities Valuation. Securities traded on a national exchange or Nasdaq are valued at the last reported sale price at the close of regular trading on the last business day of the period. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at their current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board of Trustees determines during such 60 day period that amortized cost does not represent fair value.

B. Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Securities Transactions, Dividend Income and Distributions. Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                 June 30, 2003
--------------------------------------------------------------------------------
     regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent such amounts are reclassified within the capital accounts based on their federal tax treatment.

D. Share Valuation. The net asset value ("NAV") per share of each Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the NYSE is closed for trading.

E. Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F. Reclassification of Capital Accounts. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended June 30, 2003, the Fund increased accumulated net investment loss by $89,900, and decreased paid in capital and accumulated net realized loss by $111,593 and $21,693, respectively, due to certain permanent book and tax differences. Net assets were not affected by the change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     McCarthy Group Asset Management, Inc. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 0.95% of the Fund's average daily net assets. For the year ended June 30, 2003, the Fund incurred $231,373 in advisory fees.
     The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to limit the Fund's total operating expenses by reducing all or a portion of its fees and reimbursing the Fund's total operating expenses, for a one year period, so that its ratio of expenses to average net assets will not exceed 1.25%. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the

--------------------------------------------------------------------------------
                    NOTES TO FINANCIAL STATEMENTS (Continued)
                                  June 30, 2003
--------------------------------------------------------------------------------

Advisor in subsequent fiscal years, provided the aggregate amount of the Fund's current operation for such fiscal year does not exceed the applicable limitation of the Fund's expenses. Under the expense limitation agreement, the Advisor may recoup reimbursements made in the Fund's first fiscal year in any of the five succeeding fiscal years, reimbursements made in the Fund's second fiscal year in any of the four succeeding fiscal years, and reimbursements in any subsequent fiscal year over the following three fiscal years. For the year ended June 30, 2003, the Advisor absorbed expenses of $80,837. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Cumulative expenses subject to recapture amount to $192,886 at June 30, 2003. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. Cumulative expenses subject to recapture expire as follows:

                        Year                 Amount
                        ----                 ------
                        2007                $192,886

     U.S. Bancorp Fund Services, LLC, (the "Administrator") acts as administrator for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates:

     Under $24 million $36,000
     $24 to $100 million 0.15% of average daily net assets
     $100 to $150 million 0.10% of average daily net assets
     Over $150 million 0.05% of average daily net assets

     For  the  year  ended  June  30,  2003,   the  Fund  incurred   $37,275  in
administration fees.

     U.S. Bancorp Fund Services, LLC provides fund accounting services for the Fund. Quasar Distributors, LLC (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     U.S. Bank, N.A., an affiliate of USBFS, serves as custodian to the Fund.

     Certain officers of the Trust are also officers of the Administrator.

NOTE 4 - PURCHASES AND SALES OF SECURITIES
     For the year ended, June 30, 2003, the cost of purchases and proceeds from sales of securities, excluding short-term securities, were $13,360,698 and $16,893,658, respectively.

NOTE 5 - INCOME TAXES
     Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred and losses realized subsequent to October 31 on the sale of securities.

                   NOTES TO FINANCIAL STATEMENTS (Continued)
                                 June 30, 2003

     As of June 30, 2003, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost  of  investments  (a)  .  . . . . . . . . . . . . . . . . .$    25,366,588
                                                                ----------------
Gross  tax  unrealized  appreciation  . . . . . . . . . . . . . $     2,705,631
                                                                ----------------
Gross tax  unrealized  depreciation  . . . . . . . . . . .           (1,808,011)
                                                                ----------------
Net  tax  unrealized  appreciation  .  .  .  .  .  .  . . . . . $       897,620
                                                                ================
Cumulative  tax cost  adjustments  . . . . . . . . . . . . . . .$       289,962
                                                                ----------------
Undistributed  ordinary  income . . . . . . . . . . . . . . . . $            --

Undistributed  long-term  capital  gain  . .  .  .  .  .  .  .               --
                                                                ----------------
Total distributable earnings . . . . . . . . . . . . . . . . . .$            --
                                                                ================
Other  accumulated  gains/losses  . .  .  .  .  .  .  .  .  . . $    (2,802,169)
                                                                ----------------
Total accumulated  earnings/(losses)  . . . . . . . . . . . . . $    (1,614,587)
                                                                ================
(a) Represents cost for federal income tax purposes and differs from the cost for financial purposes due to wash sales and investments in Real Estate Investment Trusts.

     At June 30, 2003, the Fund had deferred capital losses occurring subsequent to October 31, 2002 of ($2,017,664). For tax purposes, such losses will be deferred until the year ending June 30, 2004.

     The tax composition of dividends during the year ended June 30, 2003, was as follows:

                                            2003              2002
                                            ---               ----
    Ordinary income . . . . . . . . .  . $   --             $44,980
    Long term capital gains . . . . . . .    --              22,042

     As of June 30, 2003, the Fund did not have any distributable earnings.

--------------------------------------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees
Advisors Series Trust
Glendora, California

We have audited the accompanying statement of assets and liabilities of McCarthy Fund, a series of shares of Advisor Series Trust, including the portfolio of investments, as of June 30, 2003, the related statement of operations for the year then ended, and the changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of McCarthy Fund as of June 30, 2003, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.


                                            TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
July 18, 2003

--------------------------------------------------------------------------------
              INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)
--------------------------------------------------------------------------------

This chart provides information about the Trustees and Officers who oversee your Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

INDEPENDENT TRUSTEES
-----------------------------------------------------------------------------------------------
Name, Age                                                                          Number of
Address                                                               Trustee  Funds in Complex
Principal Occupation(s) during past five years                        of Fund      Overseen
and other Directorships                                                 Since     By Trustee
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Walter E. Auch, Born 1921                                                1997                16
-----------------------------------------------------------------------------------------------
2020 E. Financial Way
Glendora, CA 91741
Management Consultant.
Other Directorships: Nicholas-Applegate Funds, Citigroup,
Legend Properties, Pimco Advisors, LLP and Senele Group

-----------------------------------------------------------------------------------------------
James Clayburn LaForce, Born 1927                                        2002                16
-----------------------------------------------------------------------------------------------
2020 E. Financial Way
Glendora, CA 91741
Dean Emeritus, John E. Anderson Graduate School of Management,
University of California, Los Angeles.
Other Directorships: The Payden & Rygel Investment Group, The
Metzler/Payden Investment Group, PIC Investment Trust, PIC Small Cap
Portfolio, PIC Balanced Portfolio, PIC Growth Portfolio, PIC Mid Cap
Portfolio, Black Rock Funds, Jacobs Engineering, Arena Pharmaceuticals,
Cancervax

-----------------------------------------------------------------------------------------------
Donald E. O'Connor, Born 1936                                            1997                16
-----------------------------------------------------------------------------------------------
2020 E. Financial Way
Glendora, CA 91741
Financial Consultant, formerly Executive Vice President and Chief
Operating Officer of ICI Mutual Insurance Company (until January, 1997).
Other Directorships: The Forward Funds

-----------------------------------------------------------------------------------------------
George J. Rebhan, Born 1934                                              2002                16
-----------------------------------------------------------------------------------------------
2020 E. Financial Way
Glendora, CA 91741
Retired; formerly President, Hotchkis and Wiley Funds (mutual funds)
from 1985 to 1993.
Other Directorships: E*Trade Funds

-----------------------------------------------------------------------------------------------
George T. Wofford III, Born 1939                                         1997                16
-----------------------------------------------------------------------------------------------
2020 E. Financial Way
Glendora, CA 91741
Senior Vice President, Information Services, Federal Home Loan Bank
of San Francisco.
Other Directorships: None

--------------------------------------------------------------------------------
        INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) (Continued)
--------------------------------------------------------------------------------

INTERESTED TRUSTEES AND OFFICERS
-----------------------------------------------------------------------------------------------
Name, Age
Address                                                                            Number of
Position Held with Fund                                               Trustee  Funds in Complex
Principal Occupation(s) during past five years                        of Fund      Overseen
and other Directorships                                                 Since     By Trustee
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Eric M. Banhazl, Born 1957                                               1997                16
-----------------------------------------------------------------------------------------------
2020 E. Financial Way
Glendora, CA 91741
Trustee and President
Senior Vice President, U.S. Bancorp Fund Services, LLC, the Fund's
administrator (since July 2001); Treasurer, Investec Funds; formerly,
Executive Vice President, Investment Company Administration, LLC
("ICA") (The Fund's former administrator).
Other Directorships: None
-----------------------------------------------------------------------------------------------
Chad E. Fickett, Born 1973                                               2002                16
-----------------------------------------------------------------------------------------------
615 E. Michigan Street
Milwaukee, WI 53202
Secretary
Compliance Administrator, U.S. Bancorp Fund Services, LLC
(since July 2000).
Directorships: None
-----------------------------------------------------------------------------------------------
Doug G. Hess, Born 1967                                                  2003                16
-----------------------------------------------------------------------------------------------
615 E. Michigan Street
Milwaukee, WI 53202
Treasurer
Vice President Compliance and Administration, U.S. Bancorp Fund
Services, LLC (since May 1997).
Directorships: None

(This Page Intentionally Left Blank.)


                                     Advisor
                     McCarthy Group Asset Management, Inc.
                       1125 South 103rd Street, Suite 450
                           Omaha, Nebraska 68124-6019

                                   Distributor
                            Quasar Distributors, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202

                                    Custodian
                                 U.S. Bank, N.A.
                           425 Walnut Street M/L 6118
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                            Gemini Fund Services, LLC
                        4020 South 147th Street, Suite 2
                      Omaha, Nebraska 68127 1-866-811-0228

                             Independent Accountants
                              Tait, Weller & Baker
                         1818 Market Street, Suite 2400
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                        Paul, Hastings, Janofsky & Walker
                          55 Second Street, 24th Floor
                        San Francisco, California, 94105

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 3. Audit Committee Financial Expert.

Not applicable to annual reports filed for periods ending before July 15, 2003.


Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.


Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. [Reserved]


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.


Item 8. [Reserved]


Item 9. Controls and Procedures.

(a) Based on their evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant's President and Treasurer/CFO have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.


Item 10. Exhibits.

(a) Any code of ethics or amendment thereto. Not applicable to annual reports for periods ending before July 15, 2003.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.




SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant)  Advisors Series Trust

         By (Signature and Title) /s/ Eric M. Banhazl
                                  -------------------
                                  Eric M. Banhazl, President

         Date  August 25, 2003
               ---------------




     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         (Registrant)  Advisors Series Trust

         By (Signature and Title) /s/ Douglas G. Hess
                                  -------------------
                                  Douglas G. Hess, Treasurer

         Date August 25, 2003
              ---------------